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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Avaya Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the registration of certain securities to be issued by the Company under the Avaya Inc. 2003 Employee Stock Purchase Plan (the "Registration Statement"); and

         WHEREAS, the undersigned is a Director and/or Officer of the Company, as indicated below his or her signature.

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Garry
K. McGuire, Sr. and Charles D. Peiffer and each of them, as attorneys, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a Director and/or Officer of the Company, to execute and file such Registration Statement and any amendments or supplements thereto (including any post-effective amendments), with all exhibits thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of February, 2003.



/s/ Donald K. Peterson                            /s/ Mark Leslie
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Donald K. Peterson                                Mark Leslie
Chairman and Chief Executive Officer              Director

/s/ Garry K. McGuire, Sr.                         /s/ Philip A. Odeen
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Garry K. McGuire, Sr.                             Philip A. Odeen
Chief Financial Officer and Senior Vice           Director
President, Operations

/s/ Charles D. Peiffer                            /s/ Daniel C. Stanzione
----------------------------------------          ------------------------------
Charles D. Peiffer                                Daniel C. Stanzione
Vice President and Controller                     Director

/s/ Joseph P. Landy                               /s/ Paula Stern
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Joseph P. Landy                                   Paula Stern
Director                                          Director

                                                  /s/ Ronald L. Zarrella
                                                  ------------------------------
                                                  Ronald L. Zarrella
                                                  Director